                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) SEPTEMBER 9, 1999
                                                          -----------------


                        INLAND ENTERTAINMENT CORPORATION
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             (Exact name of registrant as specified in its charter)


            UTAH                         0-11532                  33-0618806
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


16868 VIA DEL CAMPO COURT, SUITE 200, SAN DIEGO, CALIFORNIA         92127
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       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code (619) 716-2100
                                                          --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                        INLAND ENTERTAINMENT CORPORATION

                                    FORM 8-K


                                      INDEX

INFORMATION INCLUDED IN THE REPORT                                          PAGE
----------------------------------                                          ----

    Item 5. Other Events.                                                     3





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ITEM 5. OTHER EVENTS.

        The following beneficial ownership table is filed herewith for regulatory compliance purposes:


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains certain information as of September 9, 1999, regarding (a) all persons who, to the knowledge of Inland Entertainment Corporation, a Utah corporation (the "Company"), were the beneficial owners of more than 5% of the outstanding shares of the Company's common stock, par value $.001 per share ("Common Stock"), (b) each of the directors of the Company, (c) the Company's Chief Executive Officer during the fiscal year ended June 30, 1999, (d) the four most highly-compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers as of September 9, 1999 and June 30, 1999, and (e) all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission. As of September 9, 1999, the number of issued and outstanding shares of Common Stock was 4,753,786.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL       PERCENT OF
       NAME                                                    OWNERSHIP(1)(2)      CLASS(1)(2)
       ----                                                   -----------------     -----------
Karol M. Schoen (3)............................................   600,000              12.3%
      9254-B Lake Murray Blvd.
      San Diego, California 92119

Jo Ann Speer (4)...............................................   394,000               8.3%
      5731 Loma Verde
      Rancho Santa Fe, California 92067

Arthur Pfizenmayer (5).........................................   342,500               6.7%
   947 Olive Crest Dr.
   Encinitas, CA 92024

Directors:
   L. Donald Speer, II (6)(7).................................. 1,878,360              37.2%
   Richard T. Harrison (7).....................................   750,000              15.8%
   Andrew B. Laub (5)(7).......................................   320,000               6.3%
   G. Fritz Opel (7)(8)........................................   241,000               4.8%
   Jana McKeag (5).............................................    60,000               1.2%
      1350 I Street, N.W., Suite 2002
      Washington, D.C. 20005
   Thomas G. Holmes (5)(7).....................................    35,000                *
   Charles Reibel (5)..........................................    35,000                *
      11755 Wilshire Blvd., Suite 1800
      Los Angeles, California 90025
   Cornelius E. ("Neil") Smyth (5).............................    35,000                *
      20 Bahama Bend
      Coronado, California 92118

Named Executive Officer Who is Not a Director:
   Robert Regent (5)(7)........................................    90,000               1.9%

ALL DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (9 persons) (9)................................... 3,444,360              58.7%

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(Footnotes on the following page)


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(Footnotes from the preceding page)

(1)   Subject to applicable community property and similar statutes.

(2) Includes (a) shares beneficially owned, whether directly or indirectly, individually or together with associates, and (b) shares of which beneficial ownership may be acquired within 60 days of September 9, 1999, by exercise of stock options ("Stock Option Shares").

(3)   Includes 122,784 Stock Option Shares.

(4)   Jo Ann Speer is the ex-wife of L. Donald Speer, II.

(5)   All Stock Option Shares.

(6)   Includes 300,000 Stock Option Shares.

(7) The mailing address of such shareholder is in care of Inland Entertainment Corporation, 16868 Via Del Campo Court, Suite 200, San Diego, California 92127.

(8)   Includes 240,000 Stock Option Shares.

(9)   Includes 1,115,000 Stock Option Shares.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INLAND ENTERTAINMENT CORPORATION,
                                         a Utah corporation


Date: September 9, 1999                      By: /s/ ANDREW B. LAUB
                                             -----------------------------------
                                             Andrew B. Laub
                                             Executive Vice President, Chief
                                             Financial Officer and Treasurer



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